Exhibit 99.1

Brunswick Corporation Announces Expiration of Any and All Tender Offers

METTAWA, Ill., Aug. 11, 2021 -- Brunswick Corporation (NYSE: BC) (“Brunswick”) today announced the expiration of its previously announced tender offers (the “Tender Offers”) to purchase for cash any and all of its outstanding 7.375% Debentures due 2023 (the “7.375% Debentures”) and 7.125% Notes due 2027 (the “7.125% Notes” and, together with the 7.375% Debentures, the “Securities”).

The following table sets forth specified terms of the Tender Offers:

Title of Security	Security Identifiers	Principal Amount Outstanding	Reference U.S. Treasury Security	Principal Amount Tendered (percent of Principal Amount Outstanding)(1)
7.375% Debentures due 2023	CUSIP: 117043AE9 ISIN: US117043AE96	$103,071,000	0.125% UST due 07/31/2023	$23,370,000 (22.67%)
7.125% Notes due 2027	CUSIP: 117043AG4 ISIN: US117043AG45	$163,265,000	0.625% UST due 07/31/2026	$2,482,000 (1.52%)

(1)
The Principal Amount Tendered excludes $65,000 aggregate principal amount of 7.125% Notes tendered pursuant to the guaranteed delivery procedures described in the Tender Offer Documents (as defined below), which remain subject to the holders’ performance of the delivery requirements under such procedures.

The Tender Offers were made pursuant to the terms and conditions set forth in the offer to purchase, dated August 4, 2021, and the related notice of guaranteed delivery (as amended or supplemented, the “Tender Offer Documents”).  Brunswick refers investors to the Tender Offer Documents for the complete terms and conditions of the Tender Offers.

Holders that validly tendered and did not validly withdraw their Securities will receive total consideration of $1,138.73 for each $1,000 principal amount of 7.375% Debentures, and $1,309.83 for each $1,000 principal amount of 7.125% Notes validly tendered and accepted for payment.  Holders will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the last applicable interest payment date up to, but not including, the initial settlement date (the “Accrued Interest”).  The settlement date is anticipated to be (i) August 11, 2021 (the “Settlement Date”), in the case of each Tender Offer, and (ii) August 13, 2021, in the case of Securities with respect to which a properly completed and executed notice of guaranteed delivery is delivered at or prior to the Expiration Date (the “Guaranteed Delivery Settlement Date” and, together with the Settlement Date, the “Settlement Dates”).  For the avoidance of doubt, Brunswick intends to make payment on Securities tendered in accordance with the guaranteed delivery procedures on the Guaranteed Delivery Settlement Date, but Accrued Interest will cease to accrue on the Settlement Date for all Securities accepted in a Tender Offer, including those tendered by the guaranteed delivery procedures.

The Tender Offers expired at 5:00 p.m., New York City time, on August 10, 2021 (the “Expiration Date”).

Brunswick has accepted for purchase all Securities validly tendered and not validly withdrawn at or prior to the Expiration Date.  For the avoidance of doubt, accrued interest will cease to accrue on the Settlement Date for all Securities accepted in the Tender Offers, including those tendered by the guaranteed delivery procedures.

Information Relating to the Tender Offers

J.P. Morgan Securities LLC is the dealer manager for the Tender Offers (the “Dealer Manager”).  Investors with questions regarding the Tender Offers may contact J.P. Morgan Securities LLC at (866) 834-4666 (toll-free), or (917) 721-9052 (collect).  D.F. King & Co., Inc. is the depositary and information agent for the Tender Offers.  Investors with questions regarding the Tender Offers may contact D.F. King & Co., Inc.  at (888) 887-0082 (toll-free), or (212) 269-5550 (collect).

None of Brunswick, its board of directors, the Dealer Manager, the depositary and information agent or the trustee or any of their respective affiliates, directors, officers, agents, attorneys or employees with respect to each series of Securities is making any recommendation as to whether holders should tender any Securities in response to the Tender Offers, and neither Brunswick nor any such other person has authorized any person to make any such recommendation.  Holders must make their own decision as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

This press release is for informational purposes only and is not an offer to buy, or the solicitation of an offer to sell, any of the Securities and the Tender Offers do not constitute offers to buy or the solicitation of offers to sell Securities in any jurisdiction or in any circumstances in which such offers or solicitations are unlawful.  The full details of the Tender Offers, including complete instructions on how to tender Securities, are included in the Tender Offer Documents.  Holders are strongly encouraged to read carefully the Tender Offer Documents, including materials incorporated by reference therein, because they will contain important information.  The Tender Offer Documents may be downloaded from D.F. King and Co., Inc.’s website at www.dfking.com/brunswick or obtained from D.F. King and Co., Inc., free of charge, by calling toll-free at (888) 887-0082 (bankers and brokers can call collect at (212) 269-5550).

Forward-Looking Statements

Certain statements in this news release are forward-looking statements.  Forward-looking statements are based on current expectations, estimates, and projections about Brunswick’s business and by their nature address matters that are, to different degrees, uncertain. Words such as “may,” “could,” “should,” “expect,” “anticipate,” “project,” “position,” “intend,” “target,” “plan,” “seek,” “estimate,” “believe,” “predict,” “outlook,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this news release. These risks include, but are not limited to: the effect of adverse general economic conditions, including the amount of disposable income consumers have available for discretionary spending; changes in currency exchange rates; fiscal policy concerns; adverse economic, credit, and capital market conditions; higher energy and fuel costs; competitive pricing pressures; the coronavirus (COVID-19) pandemic and the emergence of variant strains; managing our manufacturing footprint; adverse weather  conditions, climate change events, and other catastrophic event risks; international business risks; our ability to develop new and innovative products and services at a competitive price; our ability to meet demand in a rapidly changing environment; loss of key customers; actual or anticipated increases in costs, disruptions of supply, or defects in raw materials, parts, or components we purchase from third parties, including as a result of pressures due to the pandemic; supplier manufacturing constraints, increased demand for shipping carriers, and transportation disruptions; absorbing fixed costs in production; risks associated with joint ventures that do not operate solely for our benefit; our ability to successfully implement our strategic plan and growth initiatives; the possibility that the announced acquisition of Navico will not be consummated within the anticipated time period or at all, including as the result of regulatory, market, or other factors; our ability to integrate acquisitions, including Navico; the potential for disruption to our business in connection with the Navico acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the Navico transaction; the possibility that the expected synergies and value creation from the Navico transaction will not be realized or will not be realized within the expected time period; attracting and retaining skilled labor, implementing succession plans for key leadership, and executing organizational and leadership changes; our ability to identify, complete, and integrate targeted acquisitions; the risk that strategic divestitures will not provide business benefits; maintaining effective distribution; adequate financing access for dealers and customers; requirements for us to repurchase inventory; inventory reductions by dealers, retailers, or independent boat builders; risks related to the Freedom Boat Club franchise business model; outages, breaches, or other cybersecurity events regarding our technology systems, which could affect manufacturing and business operations and could result in lost or stolen information and associated remediation costs; our ability to protect our brands and intellectual property; changes to U.S. trade policy and tariffs; any impairment to the value of goodwill and other assets; product liability, warranty, and other claims risks; legal and regulatory compliance, including increased costs, fines, and reputational risks; changes in income tax legislation or enforcement; managing our share repurchases; and risks associated with certain divisive shareholder activist actions.

Additional risk factors are included in the 2020 Form 10-K and Brunswick’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2021.  Forward-looking statements speak only as of the date on which they are made and Brunswick does not undertake any obligation to update them to reflect events or circumstances after the date of this news release or for changes made to this document by wire services or Internet service providers.

About Brunswick Corporation

Headquartered in Mettawa, Ill., Brunswick’s leading consumer brands include Mercury Marine outboard engines; Mercury MerCruiser sterndrives and inboard engines; Mercury global parts and accessories including propellers and SmartCraft electronics; Advanced Systems Group, which includes industry-leading brands like MotorGuide, Attwood, Mastervolt, Blue Sea Systems, CZone, and ASG Connect system integrators; Land ‘N’ Sea, BLA, Payne’s Marine, Kellogg Marine, and Lankhorst Taselaar marine parts distribution; Mercury and Quicksilver parts and oils; Bayliner, Boston Whaler, Crestliner, Cypress Cay, Harris, Heyday, Lowe, Lund, Princecraft, Quicksilver, Rayglass, Sea Ray, Thunder Jet and Uttern boats; Boating Services Network, Freedom Boat Club and Boat Class.

Contact: Lee Gordon
Vice President – Brunswick Global Communications & Public Relations
Brunswick Office: 847-735-4003
Mercury Office: 920-924-1808
Cell: 904-860-8848
Lee.Gordon@Brunswick.com

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